UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

July 7, 2006

Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

157 Technology Drive Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 788-6700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The disclosures in Item 3.03 of this Form 8-K are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

On July 7, 2006, Spectrum Pharmaceuticals, Inc. (the “Company”) and U.S. Stock Transfer Corporation (the “Rights Agent”) entered into a fourth amendment (the “Fourth Amendment”) to the rights agreement between the Company and the Rights Agent, dated December 13, 2000, as amended by the first amendment to the rights agreement dated July 23, 2003, the second amendment to the rights agreement dated May 10, 2004 and the third amendment to the rights agreement dated May 10, 2004 (collectively, the “Rights Agreement”). The purpose of the Fourth Amendment was to account for the Company’s 25-1 reverse stock split effected on September 6, 2002, which, by the terms of the Rights Agreement, increased the number of shares associated with each share of the Company’s common stock (the “Common Stock”) from one right per share to twenty-five rights per share. As a result of adopting the Fourth Amendment, the number of rights associated with each share of Common Stock was reduced from twenty-five rights per share back to one right per share. However, the number of rights associated with each share of Common Stock is still subject to adjustment pursuant to the terms of the Rights Agreement. The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the Fourth Amendment, which is attached to this report as exhibit 4.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation

On July 7, 2006, the Company filed with the Delaware Secretary of State, an amendment to the Certificate of Designation of Rights, Preferences and Privileges of Series B Junior Participating Preferred Stock (the “Preferred Stock”) filed with the Delaware Secretary of State on December 18, 2000 to increase the authorized number of Preferred Stock from 200,000 shares to 1,000,000 shares (the “Designation Amendment”). This increase was made to reflect the possible issuance of Preferred Stock pursuant to the terms of the Rights Agreement due to the recent increase in the authorized number of shares of common stock to 100 million shares. The foregoing description of the Designation Amendment is qualified in its entirety by reference to the Designation Amendment, which is attached to this report as exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibits:	Description of Document
3.1	First Amendment to the Certificate of Designation of Series B Junior Participating Preferred Stock of Spectrum Pharmaceuticals, Inc. filed July 7, 2006

4.1	Fourth Amendment to Rights Agreement dated July 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2006	SPECTRUM PHARMACEUTICALS, INC.

	By:	/S/ RAJESH C. SHROTRIYA, M.D.
	Name:	Rajesh C. Shrotriya, M.D.
	Title:	CEO and President

EXHIBIT INDEX

Exhibits:	Description of Document
3.1	First Amendment to the Certificate of Designation of Series B Junior Participating Preferred Stock of Spectrum Pharmaceuticals, Inc. dated July 7, 2006

4.1	Fourth Amendment to Rights Agreement filed July 7, 2006